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                                                      Draft of November 23, 1999


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) November 22, 1999




                            Cole National Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




          Delaware                  001-12814                34-1453189
----------------------------       -------------         -------------------
(State or Other Jurisdiction       (Commission)            (IRS Employer
      of Incorporation)             File Number)         Identification No.)


5915 Landerbrook Drive, Mayfield Hts., Ohio                   44124
--------------------------------------------------        --------------
  (Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code  (216) 449-4100




--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On November 22, 1999, the Board of Directors of Cole National Corporation (the "Company") redeemed all of the existing share purchase rights issued pursuant to the Rights Agreement, dated as of August 22, 1995, as amended (the "1995 Rights Agreement"), between the Company and National City Bank, as Rights Agent, at a redemption price of $.01 per right. The redemption became effective on November 22, 1999.

         In addition, the Board of Directors of the Company declared a dividend distribution of one right (a "Right") for each share of Common Stock, par value $.001 per share (each a "Common Share"), of the Company outstanding at the close of business on December 6, 1999 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of November 22, 1999 (the "1999 Rights Agreement"), between the Company and National City Bank, as Rights Agent. The 1999 Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the 1999 Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4.1 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the 1999 Rights Agreement.

         The Company issued a press release on November 23, 1999, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  Exhibit
                  Number   Exhibit
                  ------   -------

                  4.1 1999 Rights Agreement (including a Form of Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto) (incorporated by reference to the Form 8-A filed by the Company on November 24, 1999)

                  99.1     Press release, dated November 23, 1999



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COLE NATIONAL CORPORATION



                                      By:   /s/  Joseph Gaglioti
                                         ---------------------------------------
                                            Name:  Joseph Gaglioti
                                            Title:  Vice President & Treasurer

Date:  November 24, 1999



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                                INDEX TO EXHIBITS



EXHIBIT
 NUMBER          EXHIBIT
 ------          -------
  4.1            1999 Rights Agreement (including a Form of Certificate of
                 Designation of Series A Junior Participating Preferred Stock as
                 Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto) (incorporated by reference to the Form 8-A filed by the Company on November 24, 1999)

  99.2           Press release, dated November 23, 1999



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